CARMAX REPORTS SECOND QUARTER SALES;
                      ------------------------------------

              Expects Second Quarter EPS of Approximately 27 Cents
              ----------------------------------------------------

Richmond, Va., September 8, 2004 - CarMax, Inc. (NYSE: KMX) today reported sales for the second quarter ended August 31, 2004.

o Total sales rose 7% to $1.32 billion from $1.24 billion in the same period last year.

o  Total used unit sales rose 4% for the quarter.

o  Comparable store used unit sales declined 7% for the quarter.

o The company now expects second quarter earnings of approximately 27 cents per share.

Sales Commentary
----------------

"We continue to be reassured by the fact that our stores are executing well in a difficult sales environment," said Austin Ligon, president and chief executive officer. "The sales volatility and weakness that we experienced in June and July, and especially in early August, continued through the end of the quarter. August results also suffered from the effects of tropical storms on our Florida and mid-Atlantic stores. Nonetheless, we remain confident that our superior consumer offer is allowing us to maintain or gain used car market share."


Addition of Subprime Finance Provider
-------------------------------------

During the second quarter, CarMax added a new third-party finance provider focused on subprime customers, Drive Financial Services. Drive was rolled out to CarMax's entire used car superstore base during the first half of August, following more than nine months of testing in selected stores. At CarMax, customers who have been turned down by all of the other in-store finance providers may qualify for Drive financing. Drive offers financing to customers within carefully constructed parameters, including vehicle price, year, make, and mileage; payment-to-income ratios; and minimum down payments. As is customary in the subprime finance industry, Drive purchases the loan contracts at a discount.



                                    - more -

CarMax, Inc.
Page 2 of 4



For the second quarter, used car sales financed by Drive had a modest effect on overall sales, given the timing of the rollout. "We believe Drive represents an opportunity to provide us incremental sales and some incremental profit," said Ligon. "It is still too early to determine the ultimate incremental sales that may be provided by Drive, given the time required to build consumer awareness of this new financing opportunity."

Second Quarter Earnings Expectations
------------------------------------

"For the second quarter, we now expect earnings per share of approximately 27 cents," Ligon said. "We plan to offer guidance for our third quarter when we release our second quarter earnings report on September 20."

Store Openings
--------------

CarMax opened three superstores during the second quarter, entering the Austin, Tex., market with a standard superstore and adding satellite superstores in Winston-Salem, N.C., in the Greensboro market, and in Fayetteville, N.C., in the Raleigh market. The company has opened six superstores thus far in fiscal 2005 and now plans to add three superstores during the second half of the fiscal year. The satellite superstore in Ontario in the Los Angeles market that had been scheduled to open at the end of the fiscal year is now scheduled to open early in March 2005.

Earnings Release and Conference Call Information
------------------------------------------------

CarMax will release second quarter earnings on Monday, September 20, 2004. The company will host a conference call for investors at 9:00 a.m. Eastern time on that date. Domestic investors may access the call at 1-888-298-3261 (conference
I.D.: 9952834). International investors should dial 1-706-679-7457 (conference
I.D.: 9952834). A live Web cast of the call will be available on the company's investor information home page at http://investor.carmax.com or at www.streetevents.com.

A replay of the call will be available beginning at approximately 1:00 p.m. Eastern time on September 20 and will run through midnight, September 27, 2004. Domestic investors may access the recording at 1-800-642-1687 (conference I.D.:
9952834) and international investors at 1-706-645-9291 (conference I.D.:
9952834). A replay of the call also will be available on the company's investor information home page or at www.streetevents.com.



                                    - more -

CarMax, Inc.
Page 3 of 4




Retail Vehicle Sales Changes
----------------------------
                                      Three Months Ended      Six Months Ended
                                          August 31               August 31
                                   ---------------------------------------------
                                     2004         2003        2004        2003
                                     ----         ----        ----        ----
Comparable store vehicle sales:
     Used vehicle units..........    (7)%         6 %         (5)%        8 %
     New vehicle units...........    13 %        (9)%         12 %       (4)%
     Total vehicle units.........    (5)%         4 %         (3)%        7 %

     Used vehicle dollars........    (6)%         7 %         (3)%        8 %
     New vehicle dollars.........    13 %        (8)%         12 %       (3)%
     Total vehicle dollars.......    (4)%         5 %         (1)%        6 %

Total vehicle sales:
     Used vehicle units..........     4 %        18 %          6 %       20 %
     New vehicle units...........    (1)%       (10)%         (1)%       (4)%
     Total vehicle units.........     3 %        15 %          5 %       18 %

     Used vehicle dollars........     5 %        20 %          8 %       20 %
     New vehicle dollars.........    (1)%        (8)%         (1)%       (3)%
     Total vehicle dollars.......     4 %        15 %          7 %       16 %




Retail Vehicle Sales Mix
------------------------
                             Three Months Ended           Six Months Ended
                                  August 31                  August 31
                        -------------------------- ----------------------------
                            2004            2003      2004            2003
                            ----            ----      ----            ----
Vehicle units:
     Used vehicles......     92%             91%       91%            91%
     New vehicles.......      8               9         9              9
                        -------------- ----------- ------------- --------------
     Total..............    100%            100%      100%           100%
                        -------------- ----------- ------------- --------------

Vehicle dollars:
     Used vehicles......     88%             87%       88%            87%
     New vehicles.......     12              13        12             13
                        -------------- ----------- ------------- --------------
     Total..............    100%            100%      100%           100%
                        -------------- ----------- ------------- --------------


Retail Unit Sales
-----------------
                           Three Months Ended             Six Months Ended
                               August 31                     August 31
                      ---------------------------    ---------------------------
                         2004            2003           2004            2003
                         ----            ----           ----            ----
Used vehicles.......    62,396          60,150         124,749         118,195
New vehicles........     5,756           5,842          11,600          11,725
                      ------------- -------------    ------------- -------------
Total...............    68,152          65,992         136,349         129,920
                      ------------- -------------    ------------- -------------



                                    - more -

CarMax, Inc.
Page 4 of 4





Average Retail Selling Prices
-----------------------------
                               Three Months Ended         Six Months Ended
                                    August 31                August 31
                           -----------------------    -----------------------
                              2004        2003           2004        2003
                              ----        ----           ----        ----
Used vehicles.............   $15,693     $15,484       $15,678      $15,377
New vehicles..............   $23,706     $23,723       $23,463      $23,392
Weighted average..........   $16,370     $16,214       $16,340      $16,100

About CarMax
------------

CarMax, a Fortune 500 company, is the nation's leading specialty retailer of used cars. Headquartered in Richmond, Va., CarMax currently operates 55 used car superstores in 26 markets. CarMax also operates 11 new car franchises, all of which are integrated or co-located with its used car superstores. During the twelve month period ended August 31, 2004, the company sold 230,653 used cars, which is 91 percent of the total 252,169 vehicles the company sold during that period. For more information, access the CarMax Web site at www.carmax.com.

Forward-looking Statements
--------------------------

The company cautions readers that the statements contained herein regarding the company's future business plans, operations, opportunities, or prospects, including without limitation any statements or factors regarding expected sales, margins, or earnings, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon management's current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results to differ materially from anticipated results. For more details on factors that could affect expectations, see the company's Annual Report on Form 10-K for the fiscal year ended February 29, 2004, and its quarterly or current reports as filed with or furnished to the Securities and Exchange Commission.

                                      # # #


Contacts:
---------
Investors and Financial Media:
     Dandy Barrett, Assistant Vice President, Investor Relations, (804) 935-4591 Celeste Gunter, Manager, Investor Relations, (804) 935-4597

General Media:
     Lisa Van Riper, Assistant Vice President, Public Affairs, (804) 935-4594